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                                                                    EXHIBIT 10.4

                        AGREEMENT REGARDING INDEBTEDNESS


        This AGREEMENT REGARDING INDEBTEDNESS (this "Agreement"), dated as of December 29, 1999, is entered into by and between SPATIALIZER AUDIO LABORATORIES, INC., a Delaware corporation ("Maker"), CPR (USA) INC., a Delaware corporation ("CPR"), LIBERTYVIEW FUNDS, L.P., a Cayman Islands exempted limited partnership ("LP") and successor-in-interest to LIBERTYVIEW PLUS FUND, a Cayman Islands corporation, and LIBERTYVIEW FUND, LLC, a Delaware limited liability company ("LLC", and together with CPR and LP, "Payees").

        WHEREAS, Payees have advanced funds to Maker in the aggregate original principal amount of Two Hundred Ten Thousand Dollars (US$210,000) pursuant to:
(i) that certain letter agreement by and among Maker and Payees, dated April 14, 1999; (ii) that certain letter agreement by and among Maker and Payees, dated April 16, 1999; (iii) that certain Nonnegotiable Secured Promissory Note, dated on or about March 1999, made by Maker in favor of Payees; and (iv) certain other agreements and understandings, whether written or oral;

        WHEREAS, as of the date hereof, the aggregate amount of outstanding principal and accrued interest that Maker owes to Payees is Two Hundred Twenty-five Thousand, Two Hundred Forty-one and 10/100 Dollars (US$225,241.10).

        WHEREAS, Maker has executed and delivered to Payees that certain Non-Negotiable Convertible Promissory Note (the "New Note"), dated of even date herewith, which is intended to supercede and replace all prior agreements and understandings with respect to the indebtedness of Maker to Payees referenced above, and the obligations of Maker with respect to such indebtedness.

        NOW THEREFORE, the parties hereto hereby agree as follows:

        1. The aggregate amount of all outstanding principal and accrued interest existing as of the date hereof (the "Prior Indebtedness") owed by Maker to Payees, and/or to any person or entity related to or affiliated with any Payee (each a "Related Party"), shall become the new original principal amount outstanding under the New Note (the "New Principal"), to be repaid according to its terms. Maker and Payees hereby agree that, as of the date hereof, the Prior Indebtedness equals Two Hundred Twenty-five Thousand, Two Hundred Forty-one and 10/100 Dollars (US$225,241.10).

        2. The New Note, and the indebtedness evidenced thereby, completely replaces, supercedes and extinguishes all Prior Indebtedness. This Agreement, the New Note, and that certain Security Agreement, dated of even date herewith, among Maker and Payees, together constitute the entire understanding of Maker, Payees and all Related Parties with respect to any indebtedness of Maker to Payees or to any other Related Party, and completely replace and supercede all prior notes, letters, communications, understandings, certificates, instruments, documents, and agreements, both oral and written, that evidence or relate to any portion of the Prior Indebtedness, including without limitation: (i) that certain letter agreement by and among



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Maker and Payees, dated April 14, 1999; (ii) that certain letter agreement by and among Maker and Payees, dated April 16, 1999; and (iii) that certain Nonnegotiable Secured Promissory Note, dated on or about March 1999, made by Maker in favor of Payees.

        3. All written documents that evidence or relate to any portion of the Prior Indebtedness shall be null and void and of no force or effect. Payees shall return any original copies of such documentation to Maker for cancellation.

        4. Provided that Maker is in full compliance with the terms of this Note, each Payee hereby agrees not to engage in any short sales of any shares of capital stock of Maker for so long as any New Principal (as defined in the New
Note) and accrued interest thereon shall remain outstanding and payable under the New Note.

        5. Maker hereby restates and reaffirms all of the representations and warranties contained in that certain Subscription Agreement entered into between the Maker and the Payees of even date herewith as if same are set forth herein.

        6. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the federal securities laws, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  [Remainder of Page Intentionally Left Blank]


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.



                                  SPATIALIZER AUDIO LABORATORIES, INC.



                                  By: /S/ Henry R. Mandell
                                     -------------------------------------------
                                  Name: Henry R. Mandell
                                       -----------------------------------------
                                  Title: Interim Chief Executive Officer
                                        ----------------------------------------


                                  CPR (USA) INC.

                                  By: /S/ Steven S. Rogers
                                     -------------------------------------------
                                  Name: Steven S. Rogers
                                       -----------------------------------------
                                  Title: Managing Director,
                                        ----------------------------------------
                                  CPR (USA), Inc.



                                  LIBERTYVIEW FUNDS, L.P.

                                  By: /S/ Steven S. Rogers
                                     -------------------------------------------
                                  Name: Steven S. Rogers
                                       -----------------------------------------
                                  Title: Authorized Signatory
                                        ----------------------------------------


                                  LIBERTYVIEW FUND, LLC

                                  By: /S/ Steven S. Rogers
                                     -------------------------------------------
                                  Name: Steven S. Rogers
                                       -----------------------------------------
                                  Title: Authorized Signatory
                                        ----------------------------------------


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